GAM FUNDS, INC.


                        SUPPLEMENT TO THE PROSPECTUS and
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED November 23, 2003


Effective February 3, 2004, each class of the GAM Global Fund and the GAM Japan Capital Fund will no longer accept purchases. Therefore, applicable references to the offer and sale of shares of any class of the GAM Global Fund and the GAM Japan Capital Fund in the Prospectus or Statement of Additional Information are deleted.

Additionally, effective February 3, 2004, the D class shares of the GAM International Fund and the GAM Pacific Basin Fund will no longer accept purchases. Therefore, applicable references to the offer and sale of class D shares of the GAM International Fund and the GAM Japan Capital Fund in the Prospectus or Statement of Additional Information are deleted.




The information contained in this Supplement supersedes any contrary information contained in the GAM Funds, Inc. Prospectus or Statement of Additional Information and should be read in conjunction with those documents. Please be sure to retain all Supplements with your Prospectus.

Supplement Dated: February 3, 2004